UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 8, 2004


                                SPAR Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-27824                 33-0684451
          --------                       -------                 ----------
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                 File No.)            Identification No.)


580 White Plains Road, Tarrytown, New York                              10591
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (914) 332-4100


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant.

On October 4, 2004, Ernst & Young LLP ("E&Y") informed SPAR Group, Inc. ("SGRP"), that it will resign as the independent registered public accounting firm for SGRP and its subsidiaries (collectively, the "Company") upon completion of its review of the interim financial information for the Company's third fiscal quarter ended September 30, 2004, and the filing of the Company's quarterly report on Form 10-Q for such period. On October 8, 2004, the Company received a letter from E&Y dated October 4, 2004, confirming such resignation and termination of the client-auditor relationship between the Company and E&Y. A copy of that letter is attached to this Form 8-K as Exhibit 16.1 and filed herewith.

The reports of E&Y on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with E&Y's audits of the Company's financial statements for each of the two fiscal years ended December 31, 2003, and 2002, and through October 8, 2004, the date of this Form 8-K, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures that, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in their report for such 2003 or 2002 financial statements. In connection with E&Y's review in accordance with SAS 100 of the Company's financial statements for the six-month period ended June 30, 2004, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures that, if not resolved to the satisfaction of E&Y, would cause E&Y to ask for any change in such interim financial statements.

At the request of the Company, E&Y has furnished to the Company a letter addressed to the SEC dated October 8, 2004, stating that it agrees with the above statements. A copy of that letter is attached to this Form 8-K as Exhibit
16.2 and filed herewith.

The Company's Audit Committee and management are in the process of interviewing new independent registered public accounting firms, who will be selected by the Audit Committee in accordance with its Charter.

Item 9.01    Financial Statements and Exhibits.

                  (a)      Financial statements of business acquired:

                           None.

                  (b)      Pro forma financial information:

                           None.

                  (c)      Exhibits:

                           16.1 Letter dated October 4, 2004, from Ernst & Young LLP respecting its resignation and cessation as certifying accountant.

                           16.2 Letter dated October 8, 2004, from Ernst & Young LLP confirming it has no disagreement with the first four paragraphs of Item 4.01.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 8,  2004

                              SPAR Group, Inc.



                              By: /s/ Charles Cimitile
                                  ----------------------------------------------
                                  Name:  Charles Cimitile
                                  Title: Chief Financial Officer

                                  EXHIBIT INDEX



        Exhibit             Description
        Number

         16.1 Letter dated October 4, 2004, from Ernst & Young LLP respecting its resignation and cessation as certifying accountant.

         16.2 Letter dated October 8, 2004, from Ernst & Young LLP confirming it has no disagreement with the first four paragraphs of Item 4.01.